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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  May 31, 2006

             MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-A3
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

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
          Delaware                      333-130545                13-3416059
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

            250 Vesey Street
  4 World Financial Center 28th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

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[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.

     The Registrant registered issuances of Merrill Lynch Mortgage Investors,
Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130545 (the
"Registration Statement")). Pursuant to the Registration Statement, the
Registrant issued $551,584,100 in aggregate principal amount Class I-A, Class
II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2,
Class V-A-1, Class V-A-2, Class VI-A-1, Class VI-A-2, Class A-R, Class M-1,
Class M-2, and Class M-3 of its Merrill Lynch Mortgage Investors Trust, Series
2006-A3 Mortgage Pass-Through Certificates on May 26, 2006.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 31, 2006, as supplemented by the Prospectus Supplement, dated May 26, 2006 (collectively, the "Prospectus
Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below), executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of May 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA,
National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator. The Certificates consist of the following Classes:
the Class I-A, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class
IV-A-1, Class IV-A-2, Class V-A-1, Class V-A-2, Class VI-A-1, Class VI-A-2,
Class A-R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and
Class P Certificates (collectively, the "Certificates"). The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust
Fund") that consists primarily of six pools of certain adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $558,850,114 as of May 1, 2006.
Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

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ITEM 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          4.1  Pooling and Servicing Agreement, dated as of May 1, 2006, among
               Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank
               USA, National Association, as trustee, and Wells Fargo Bank,
               N.A., as master servicer and securities administrator.

          99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and
               Merrill Lynch Mortgage Investors, Inc., as purchaser.

          99.2 Assignment, Assumption and Recognition Agreement, dated as of May
               1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill
               Lynch Mortgage Investors, Inc., Countrywide Home Loans Servicing
               LP and Countrywide Home Loans, Inc.

          99.3 Assignment, Assumption and Recognition Agreement, dated May 1,
               2006 among Merrill Lynch Bank, USA, Countrywide Home Loans
               Servicing LP, Countrywide Home Loans, Inc. and Merrill Lynch
               Mortgage Lending, Inc.

          99.4 Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2004, between Merrill Lynch Bank, USA and
               Countrywide Home Loans, Inc.

          99.5 Assignment, Assumption and Recognition Agreement, dated as of May
               1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill
               Lynch Mortgage Investors, Inc. and National City Mortgage Co.

          99.6 Assignment, Assumption and Recognition Agreement,

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               dated as of May 1, 2006, among Merrill Lynch Bank, USA, Merrill
               Lynch Mortgage Lending, Inc. and National City Mortgage Co.

          99.7 Master Seller's Warranties and Servicing Agreement, dated as of
               May 1, 2004, between Merrill Lynch Bank, USA and National City
               Mortgage Co., as amended by Amendment Number One, dated as of March 22, 2006

          99.8 Assignment, Assumption and Recognition Agreement, dated as of May
               1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill
               Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.

          99.9 Seller's Warranties and Servicing Agreement, dated as of October
               1, 2005, between Merrill Lynch Mortgage Lending, Inc. and Wells
               Fargo Bank, N.A.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:  /s/ Alan Chan
                                            ------------------------------------
                                        Name: Alan Chan
                                        Title: Authorized Signatory

Date: June 15, 2006

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                                INDEX TO EXHIBITS

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
Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----
4.1           Pooling and Servicing Agreement, dated as of May 1, 2006,
              among Merrill Lynch Mortgage Investors, Inc., as depositor,
              HSBC Bank USA, National Association, as trustee, and Wells
              Fargo Bank, N.A., as master servicer and securities
              administrator.

99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.2 Assignment, Assumption and Recognition Agreement, dated as of May 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc., Countrywide Home
              Loans Servicing LP and Countrywide Home Loans, Inc.

99.3          Assignment, Assumption and Recognition Agreement, dated May
              1, 2006 among Merrill Lynch Bank, USA, Countrywide Home
              Loans Servicing LP, Countrywide Home Loans, Inc. and
              Merrill Lynch Mortgage Lending, Inc.

99.4 Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2004, between Merrill Lynch Bank,
              USA and Countrywide Home Loans, Inc.

99.5 Assignment, Assumption and Recognition Agreement, dated as of May 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and National City
              Mortgage Co.

99.6 Assignment, Assumption and Recognition Agreement, dated as of May 1, 2006, among Merrill Lynch Bank, USA, Merrill
              Lynch Mortgage Lending, Inc. and National City Mortgage Co.

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
99.7 Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2004, between Merrill Lynch Bank, USA and
              National City Mortgage Co., as amended by Amendment Number
              One dated as of March 22, 2006

99.8 Assignment, Assumption and Recognition Agreement, dated as of May 1, 2006, among Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and Wells Fargo
              Bank, N.A.

99.9          Seller's Warranties and Servicing Agreement, dated as of
              October 1, 2005, between Merrill Lynch Mortgage Lending,
              Inc. and Wells Fargo Bank, N.A.
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